SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.



                          FORM 8-K/A



                        CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of
                The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)

                        April 12, 2001


                 ADM Tronics Unlimited, Inc.
      (Exact name of registrant as specified in its charter)

                          Delaware
        (State or other jurisdiction of incorporation)

	    0-17629                           22-1896032
     (Commission File Number)          (IRS Employer
                                      Identification Number)


           224-S Pegasus Avenue, Northvale, NJ 07647
     (Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code 201-767-6040





















Item 4.	Changes in Registrant's Certifying Accountant

(a)(1)(i) The independent public accountants who had previously been engaged as the Registrant's principal accountants to audit its financial statements (the
"Accountants") were dismissed on April 12, 2001.

(ii) The Accountants' report on the financial statements for either of the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change accountants was approved by the Registrant's Board of Directors

(iv) During the Registrant's two most recent fiscal years and the interim period preceding the dismissal, there were no disagreements with the Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(v) During the Registrant's two most recent fiscal years and the subsequent interim period preceding the dismissal:

(A) The Accountants did not advise the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist.

(B) The Accountants did not advise the Registrant that information has come to the Accountants' attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to assist with the financial statements prepared by management.

 (C)(1) The Accountants did not advise the Registrant of the need to expand significantly the scope of its audit or that information has come to the Accountants' attention during the Registrant's two most recent fiscal years and the subsequent interim period preceding the dismissal that, if further investigated, may(i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent the Accountants from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or to be associated with the Registrant's financial statements, and (2) due to the Accountant's dismissal, or for any other reason, the Accountants did not so expand the scope of its audit or conduct such further investigation.


(D)(1) The Accountants did not advise the Registrant that information had come to the Accountants' attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountants' satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and
(2) due to the Accountants' dismissal, or for any other reason, the issue had not been resolved to the Accountants' satisfaction prior to the dismissal.


(a)(2) The Registrant engaged Eichler, Bergsman & Co., LLP as principal accountant on April 30, 2001


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

					ADM Tronics Unlimited, Inc.
					(Registrant)

	Date July 3, 2001	/s/	Dr. Alfonso DiMino
						President






























EXHIBIT 16



July 2, 2001


Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C. 20549


Re:	ADM Tronics Unlimited, Inc.
	File Ref. No. 000-17629


We were previously the principal accountants for ADM Tronics Unlimited, Inc. On June 9, 2000 we reported on the audit of the consolidated financial statements of ADM Tronics Unlimited, Inc. and Subsidiaries as of March 31, 2000 and for the two years in the period ended March 31, 2000. On February 6, 2001, November 10, 2000 and August 10, 2000 we reviewed the consolidated financial statements of ADM Tronics Unlimited, Inc. and Subsidiaries, as of and for the quarters ended December 31, 2000, September 30, 2000 and June 30, 2000, respectively, as such financial statements were included in the reporting Form 10QSB for the respective quarters then ended.
We have read ADM Tronics, Inc.'s statements included in Item 4 of its amended Form 8-K/A dated April 12, 2001 and we agree with such statements with the exception of (a)(2) as we do not have knowledge of the facts related to such statement.


Very truly yours,



/s/ KAUFMAN, ROSSIN & CO.


cc: Andre Di Mino